UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Spectrum Funds	December 31, 2019
PRSGX	Investor Class
RPSIX	Investor Class
PSILX	Investor Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE SPECTRUM FUNDS

HIGHLIGHTS

■	The Spectrum Funds posted strong absolute returns for the 12-month period ended December 31, 2019. The Spectrum Income Fund and Spectrum International Fund both outperformed their benchmarks, while the Spectrum Growth Fund lagged its benchmark. Performance relative to their respective Lipper peer groups was mixed.

■	Despite periods of marked volatility, global equity markets surged in 2019, as equities bounced back from a steep decline in the fourth quarter of 2018. Fixed income markets also advanced, driven by declining bond yields and rising prices as global central banks turned accommodative after a period of tightening monetary policy.

■	We seek value in segments where we feel that market weakness has created attractive risk/reward opportunities. During the reporting period, tactical changes to the Spectrum International and Spectrum Growth Funds included increasing our allocation to emerging markets equities and shifting to an overweight to international value stocks versus growth stocks. Within the Spectrum Income Fund, we increased our overweight to emerging markets bonds and shifted to an overweight in dividend-paying equities, high yield bonds, and floating rate loans.

■	Accommodative monetary policies by major central banks have provided support for global markets; however, possible headwinds include—but are not limited to—the tenuous U.S.-China trade negotiations, potential geopolitical flare-ups, and the policy implications from the looming U.S. presidential election.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Stocks posted strong gains in 2019 as most major U.S. indexes hit record highs in a broad-based rally that more than offset 2018’s losses. Large- and mid-cap growth stocks were the strongest performers, with the S&P 500 and Nasdaq benchmarks recording their best year since 2013. U.S. shares outpaced their global counterparts, although most non-U.S. indexes also finished with solid double-digit gains.

Technology shares performed best within the S&P 500, helped by strong gains from industry giants Apple and Microsoft, and financial stocks also outperformed the broader market. Fixed income securities produced solid gains during the period as well—with corporate bonds leading the way—as longer-term Treasury yields fell to historic lows in late summer before partially rebounding.

In a sign that public markets have retained discipline, investors expressed skepticism about certain private-equity valuation levels when compared with their prospects for financial profitability. Relatively few initial public offerings (IPOs) saw their prices appreciate during the year, and one high-profile IPO candidate (WeWork) decided to withdraw its offering altogether after its valuation was dramatically reduced in the weeks before its proposed IPO.

Although the year opened with concerns that an escalating U.S.-China trade dispute could lead to a recession, global central banks played a key role in supporting markets. Fed policymakers delivered quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets. Other central banks also acted to address flagging growth, including the European Central Bank, which lowered its benchmark deposit rate deeper into negative territory and announced that it was restarting its quantitative easing program.

The pivot to a more accommodative monetary policy was a marked change from 2018, when the Fed raised rates four times, and appeared to be successful in reenergizing the economy. After contracting earlier in 2019, key U.S. manufacturing indicators showed signs of stabilizing by year-end, and the labor market remained strong, with solid payroll gains and an unemployment rate hovering near a 50-year low. With this more encouraging economic backdrop, it was not a surprise that in December Fed officials seemed satisfied that monetary policy was properly positioned to support continued growth and forecast no additional rate moves in 2020.

Besides central bank policy, investors also closely followed developments in the U.S.-China trade dispute. Stocks stumbled in May and August after the U.S. announced new tariffs on some Chinese imports and China retaliated with new tariffs of its own. However, investors generally took an optimistic view of trade negotiations, which limited the trade war’s toll on markets, and in December the two countries announced a “phase one” agreement to reduce some existing tariffs and cancel the imposition of new ones.

With monetary policy worldwide largely committed to ensuring market liquidity and some global economic indicators showing signs of improvement, there are reasons to be optimistic in 2020. However, we caution investors not to expect the outsized gains of the past year. If the post-World War II era is to be a guide, the S&P 500 has on average generated mid-single-digit returns in the fourth year of a presidential cycle.

Further market advances will likely hinge on a resumption in earnings growth, which stalled in 2019, and there is no shortage of global risks in the year ahead. Unresolved trade issues, tensions in the Middle East, and policy debates on taxes, health care, and wealth disparity leading up to the U.S. presidential election all have the potential to cause market volatility.

In addition to these risks, T. Rowe Price analysts will be closely following how disruptive forces such as innovation, technological change, and automation could impact a growing number of global industries. In an uncertain environment, with a wide dispersion of returns possible, we believe that in-depth fundamental research that integrates environmental, social, and governance considerations will be critical to successfully assess opportunities and risks. I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

SPECTRUM GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation and growth of income with current income a secondary objective.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Spectrum Growth Fund returned 27.03% for the 12-month period ended December 31, 2019. The fund underperformed the Russell 3000 Index, the Lipper Multi-Cap Core Funds Index, and its combined index portfolio, a custom weighted benchmark composed of indexes that represent the asset classes in which the fund invests. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Security selection and exposure to asset classes that are not included in the fund’s benchmark detracted from relative performance, while tactical decisions modestly added value. Despite strong absolute returns, our U.S. large-cap growth equities underperformed their respective benchmarks and weighed on relative results, led by holdings in the information technology, financials, and health care sectors. Our U.S. mid-cap equities also trailed their benchmarks and hampered results. The negative impact was, however, partly offset by outperformance among international value, emerging markets, and U.S. small-cap growth equities.

Structurally, the inclusion of real assets equities detracted, but a tactical underweight allocation helped to mitigate that negative impact. Real assets equities rose meaningfully during the year, but returns in the sector lagged the broader global equity market.

Tactical decisions to overweight or underweight various asset classes had a modest positive impact. While the underweight allocation to real assets equities proved helpful, an overweight to international equities—which lagged U.S. stocks—weighed on relative performance.

How is the fund positioned?

The Spectrum Growth Fund invests in several underlying T. Rowe Price funds that focus on U.S. and international equities across the full range of market capitalizations and styles, as well as in emerging markets.

We are currently overweight to international stocks, given their attractive relative valuations. While international equities have been under pressure from the slowdown in global trade and weakness in the manufacturing sector, a stabilized global growth outlook—aided by accommodative monetary policy from central banks around the world—should be supportive. International stocks could further benefit from a “phase one” U.S.-China trade deal, which appears likely, and an easing in geopolitical risks in Europe as recent parliamentary elections in the UK have reduced Brexit-related uncertainty. Additionally, markets outside of the U.S. may benefit from a stable-to-softer dollar, as the Federal Reserve remains on pause and is not expected to raise interest rates in the near term.

We remain overweight U.S. growth stocks, which are typically less sensitive to broad economic events. While regulatory risk and elevated valuations are concerns, we believe that favorable fundamentals reflected in their ability to outpace market expectations in a low-growth environment should benefit the sector. Although the improved global growth sentiment may support value stocks in the near term, we do not expect the increase in growth to be sufficient to support a sustained period of value outperformance in the U.S. We are overweight to U.S. small-cap stocks as their valuations are attractive relative to U.S. large-caps stocks, but potential headwinds include risks from higher leverage and wage pressures.

Among international equities, we increased our exposure to value stocks and are now overweight relative to growth stocks. A stabilizing growth outlook and improving market sentiment could benefit international value stocks, given their valuation discount versus their own history and versus growth stocks. International growth stocks performed well for much of 2019 owing to their higher quality and defensive characteristics; however, valuations have become extended.

We increased our overweight to emerging markets equities, which offer compelling valuations supported by rising consumption, an easing in financial conditions driven by lower interest rates and muted inflation in developed markets, and by softer U.S. dollar expectations. While idiosyncratic and political risks remain, the resilience of emerging markets broadly supports our conviction that these challenges do not pose a systemic risk. Additionally, easing trade tensions between the U.S. and China and an improving growth outlook could provide a tailwind for these markets.

We continue to underweight real assets equities. While a stabilizing global growth outlook has been favorable for the commodities sector, a sustained, structural oversupply due to the disruptive impact of efficient U.S. shale production remains a headwind.

As outlined in our last semiannual letter, we added two new U.S. equity strategies to the Spectrum Growth Fund’s investment lineup—the T. Rowe Price Growth & Income Fund and the Dividend Growth Fund. We began funding these new allocations in the fourth quarter of 2019 from both U.S. and international equities, and the transition is expected to occur over several quarters. Once completed, this enhancement will result in a higher allocation to U.S. equities and a lower allocation to international equities. There will be a comparable transition in the fund’s combined index portfolio from 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Investable Market Index (IMI) to 85% Russell 3000 Index and 15% MSCI All Country World ex-USA IMI. Additionally, with the higher allocation to U.S. equities, the Spectrum Growth Fund’s geographic investment profile will be more similar to the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index of peer strategies.

SPECTRUM INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of current income with moderate share price fluctuation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Spectrum Income Fund returned 11.55% for the 12-month period ended December 31, 2019. The fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Average. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Overall, exposure to sectors and asset classes that are not included in the fund’s benchmark drove relative outperformance. The inclusion of dividend-paying equities contributed the most to relative returns, as equities significantly outpaced fixed income securities. Although this strategy underperformed its benchmark and an underweight allocation to the sector for most of the year proved unfavorable, the Spectrum Income Fund’s exposure to the equity sector during a period of such strong absolute performance was very beneficial. Within fixed income diversifiers, high yield bonds and emerging markets bonds meaningfully outpaced U.S. investment-grade issues and also added value. Conversely, an allocation to the absolute return-oriented fixed income strategy and Ginnie Mae issues detracted from relative results.

Tactical allocation decisions to overweight or underweight various asset classes marginally contributed to performance. While our underweight to dividend-paying equities detracted, the portfolio benefited from an underweight to long-term U.S. Treasuries later in the period, with yield curves moving higher as global recessionary fears moderated.

Conversely, security selection detracted for the period. In addition to the U.S. dividend-paying equity strategy, the dollar-denominated emerging markets bond strategy and the absolute return-oriented bond strategy also lagged their style-specific benchmarks. However, positive selection within investment-grade bonds, nondollar bonds, and high yield bonds helped to partially offset the negative impact.

How is the fund positioned?

The Spectrum Income Fund invests primarily in fixed income securities through a diversified mix of U.S. and international T. Rowe Price mutual funds. Underlying investments also include a fund focused on dividend-paying U.S. large-cap stocks.

We are currently underweight U.S. investment-grade bonds, as valuations are extended and corporate spreads (the yield differences between bonds with higher and lower credit quality) remain tight relative to history. We added to high yield bonds and are modestly overweight, given reasonably attractive yields. Although near-term default expectations are low, we are vigilant about late-stage risks of the credit cycle. After reducing our allocation to floating rate bank loans earlier in the year due to the potential adverse impact of lower short-term interest rates on yields, we recently increased our position, given a stabilization in the interest rate outlook, attractive yields, and low duration profile.

We remained neutral to hedged international developed markets bonds at period-end. Extended duration creates a less attractive outlook for international investment-grade debt, but U.S. dollar-hedged yields are competitive and offer diversification across a breadth of global yield curves. However, while central bank policies are accommodative, interest rate risk is a headwind. We initiated this allocation in the first quarter of 2019 and transitioned assets from the unhedged bond allocation throughout the year. Hedged bonds are less vulnerable to changes in currency valuations and, therefore, are generally less volatile than unhedged bonds. It is important to note that based on the relative interest rate environment, there may be a cost or benefit associated with hedging currency. The allocation is being implemented in the Spectrum Income Fund in an effort to reduce overall portfolio risk and improve the fund’s risk/return profile.

We are overweight to emerging markets dollar-denominated and emerging markets local currency bonds, given compelling yield levels and supportive central banks. Improving global growth and a weaker U.S. dollar could also provide tailwinds, but idiosyncratic and political risks remain sources of uncertainty, which reinforces the role of active management and research when investing in emerging markets debt.

Later in the period we shifted to an overweight position in dividend-paying equities. We believe that global growth is stabilizing—albeit at low levels—aided by the trailing effects of accommodative monetary policy from global central banks, which should be supportive for equity markets.

SPECTRUM INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Spectrum International Fund returned 25.00% for the 12-month period ended December 31, 2019. The fund outperformed its benchmark, the MSCI All Country World Index ex USA Net and the MSCI All Country World Index ex USA but lagged the Lipper International Multi-Cap Growth Funds Average. (Past performance cannot guarantee future results.)

Effective June 1, 2019, the MSCI All Country World Index ex USA Net became the fund’s primary benchmark. The new index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid; as such, the returns of the new benchmark are more representative of the returns experienced by investors in foreign issuers.

What factors influenced the fund’s performance?

Strong security selection within most of the underlying strategies drove relative outperformance. The International Value Equity Fund and the New Asia Fund, which invests in Asian companies (excluding Japan), were the top contributors to relative results. The European Stock Fund, Emerging Markets Stock Fund, and Japan Fund also performed well and added to returns. Across multiple portfolios, stocks in the information technology, financials, and health care sectors posted strong gains and meaningfully contributed to performance. Within the Japan Fund, stocks in the industrials and business services sector added the most value. On a regional basis, holdings in emerging markets, Pacific Asia, and Japan were among the best performers, while Hong Kong equities lagged the broader market due to ongoing protests that were triggered by a controversial extradition bill. Overall, there were no notable detractors for the period.

During the year, global markets experienced bouts of volatility driven by recession fears due to slowing global growth, Brexit uncertainty, and the U.S.-China trade war. However, accommodative monetary policy from key central banks and improving trade negotiations supported global equity markets, enabling several major indexes to notch new all-time highs in the latter half of 2019. Countries in Europe, developed Asia-Pacific, and emerging markets are also indirectly benefiting from China’s stimulus measures to spur domestic demand.

How is the fund positioned?

The Spectrum International Fund offers investors broadly diversified exposure to international equities in developed and emerging markets.

We increased our overweight to emerging markets equities, which offer compelling valuations supported by rising consumption, an easing in financial conditions driven by lower interest rates and muted inflation in developed markets, and by softer U.S. dollar expectations. While idiosyncratic and political risks remain, the resilience of emerging markets broadly supports our conviction that these challenges do not pose a systemic risk. Additionally, easing trade tensions between the U.S. and China and an improving growth outlook could provide a tailwind for these markets.

Among developed markets, we are overweight to Japanese equities, given supportive monetary and fiscal policies as well as supportive intermediate-term trends in corporate governance. The stabilizing global economic outlook should benefit Japan’s export-driven economy, but dependence on global trade and a stronger yen are headwinds. We are overweight to European equities. The region is supported by an accommodative central bank, and geopolitical risks have eased as recent parliamentary elections in the UK have reduced Brexit-related uncertainty; however, slowing manufacturing in Germany and persistent weakness in the banking system pose concerns.

We increased our exposure to value stocks outside the U.S. and are now overweight relative to growth stocks. A stabilizing growth outlook and improving market sentiment could benefit international value stocks, given their valuation discount versus their own history and versus growth stocks. International growth stocks performed well for much of 2019 owing to their higher quality and defensive characteristics, but valuations have become extended.

What is portfolio management’s outlook?

Risk assets persevered to deliver a strong rally from the marked downturn at the end of 2018, despite the myriad risks that headlined 2019—including Brexit concerns, U.S.-China trade tensions, sluggish global growth, and disappointing manufacturing data. Stocks soared to hit all-time highs in the fourth quarter, while bonds were led by emerging markets and high yield debt as we saw the U.S. yield curve steepen, reflecting an improving outlook for growth. Progress on a “phase one” trade deal between the U.S. and China has sustained optimism for further negotiations, and a decisive election victory for UK Prime Minister Boris Johnson’s government has eased fears of a no-deal Brexit. While manufacturing has not reaccelerated, we have seen signs of stabilization that should be supportive for growth in the coming year. We believe that the trends in trade and how the tenor of trade negotiations influence corporate spending decisions will be key drivers of the direction of growth in the global economy and markets. While the current economic cycle is aging, we expect the strong labor environment to continue supporting consumer spending and underpin economic growth.

The dovish shift in central bank policies and a broader easing of financial and liquidity conditions have tempered near-term recession fears but may leave global central banks ill-equipped to respond to a more pronounced downturn. While this shift in policy should help to stabilize global growth, it will not, in our view, be sufficient to ignite a sustained acceleration in growth.

The potential for heightened volatility, coupled with above-average valuations in many asset classes—against a backdrop filled with geopolitical and monetary policy risks—underscores the value of our strategic investment approach. Given the uncertain impact of positive and negative forces that can drive global financial markets, we believe that the Spectrum Funds’ broad diversification and T. Rowe Price’s strengths in fundamental research can help us deliver attractive risk-adjusted returns over time in a variety of market environments.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

BENCHMARK INFORMATION

Combined Index Portfolio: An unmanaged blended index portfolio created as a custom benchmark for the Spectrum Growth Fund consisting of 70% Russell 3000 Index and 30% MSCI All Country World ex-USA IMI.

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Information has been obtained from sources believed to be reliable, but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/19)

Spectrum Growth Fund	Percent of Net Assets 12/31/19
Microsoft	2.5%
Amazon.com	2.0
Alphabet	1.8
Facebook	1.5
Apple	1.3
Visa	1.2
JPMorgan Chase	1.2
Alibaba Group Holding	1.2
Boeing	1.0
Wells Fargo	0.9
Total	**14.6%**

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/19)

Spectrum International Fund	Percent of Net Assets 12/31/19
Samsung Electronics	2.4%
Taiwan Semiconductor Manufacturing	1.9
Alibaba Group Holding	1.8
Roche Holding	1.5
Tencent Holdings	1.5
Nestle	1.3
AIA Group	1.2
Novartis	1.1
Total	1.1
Nippon Telegraph & Telephone	1.0
Total	**14.8%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

PORTFOLIO OF INVESTMENTS[1]	$ Value 12/31/18	$ Purchase Cost[3]	$ Sales Cost[3]	Shares	$ Value 12/31/19
(Cost and value in $000s)					
BOND MUTUAL FUNDS 86.7%					
T. Rowe Price Funds:					
New Income Fund	1,224,434	105,087	158,830	127,854,002	1,241,462
High Yield Fund	832,253	162,317	29,336	155,527,040	1,038,921
GNMA Fund	552,079	56,117	14,626	66,252,943	609,527
Emerging Markets Bond Fund	540,804	40,975	42,368	49,393,879	574,451
International Bond Fund (USD Hedged)	–	468,591	2,742	47,550,673	474,556
Short-Term Bond Fund	341,725	47,820	39,097	75,433,002	356,798
Emerging Markets Local Currency Bond Fund	325,306	19,741	31,169	54,522,677	353,307
Floating Rate Fund	318,349	80,462	70,649	35,110,666	341,276
Corporate Income Fund	361,734	14,729	111,098	29,810,320	295,420
Dynamic Global Bond Fund	256,501	34,355	11,672	30,054,237	277,100
Limited Duration Inflation Focused Bond Fund	97,289	74,684	2,973	34,372,546	172,206
International Bond Fund	489,667	6,330	346,536	15,233,359	137,253
U.S. Treasury Long-Term Fund	263,418	13,819	194,644	6,651,449	84,872
U.S. Treasury Intermediate Fund	–	48,358	30,450	3,054,960	17,994
Total Bond Mutual Funds (Cost $5,645,662)					**5,975,143**
EQUITY MUTUAL FUNDS 12.7%					
T. Rowe Price Funds:					
Equity Income Fund	700,434	127,102	80,124	27,341,772	877,124
Total Equity Mutual Funds (Cost $570,069)					**877,124**
SHORT-TERM INVESTMENTS 0.6%					
T. Rowe Price Funds:					
U.S. Treasury Money Fund, 1.36%[2]	17,351	374,344	349,023	42,672,000	42,672
Total Short-Term Investments (Cost $42,672)					**42,672**
Total Investments in Securities 100.0% of Net Assets (Cost $6,258,403)					**$ 6,894,939**

(1) Each underlying Price Fund is an affiliated company; the fund is invested in the Investor Class of each underlying Price Fund. Additional information about each underlying Price Fund is available by calling 1-877-495-1138 and at www.troweprice.com.

(2) Seven-day yield

(3) Purchase cost and Sales cost for affiliates not held at period end totaled $1,017 and $73,469, respectively.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation.

Each Spectrum Fund broadly diversifies its assets within specified ranges among a set of T. Rowe Price mutual funds (underlying Price Funds) representing specific market segments. Spectrum Growth seeks long-term capital appreciation and growth of income with current income as a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation Each fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Purchases and sales of the underlying Price Funds are accounted for on the trade date basis. Income is recorded on the accrual basis. Gains and losses realized on sales of the underlying Price Funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income daily and paid monthly. Income distributions, if any, are declared and paid by Spectrum Growth and Spectrum International annually. A capital gain distribution may also be declared and paid by each fund annually.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of Spectrum International shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders receive from the sale or exchange of fund shares and were paid to the fund. Redemption fees received by Spectrum International were allocated to each underlying Price Fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees had no effect on the net assets of Spectrum International. The fees may have caused the redemption price per share to differ from the net asset value per share.

Indemnification In the normal course of business, the funds may provide indemnification in connection with their officers and directors, service providers and/or private company investments. Each fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Each fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Each fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the funds’ Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the funds’ treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On December 31, 2019, all of the investments in underlying Price Funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the year ended December 31, 2019, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

Each fund files U.S. federal, state, and local tax returns as required. Each fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the character of distributions from the underlying Price Funds.

Distributions during the year ended December 31, 2019, were characterized for tax purposes as follows:

Distributions during the prior year ended December 31, 2018, were characterized for tax purposes as follows:

At December 31, 2019, the tax-basis costs of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. Each fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The Spectrum Funds are managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative services as well as certain accounting, marketing, and other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries and of the underlying Price Funds.

The Spectrum Funds pay no management fees; however, Price Associates receives management fees from the underlying Price Funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price Funds, and Price Associates. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price Funds in which it invests.

The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price Fund’s net assets. At December 31, 2019, Spectrum Growth held less than 25% of the outstanding shares of any underlying Price Fund; Spectrum International held approximately 30% of the outstanding shares of the Emerging Markets Discovery Stock Fund, 26% of the European Stock Fund, and less than 25% of any other underlying Price Fund; and Spectrum Income held approximately 41% of the outstanding shares of the Corporate Income Fund, 87% of the Emerging Markets Local Currency Bond Fund, 47% of the GNMA Fund, and less than 25% of any other underlying Price Fund.

Additionally, Spectrum Income Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income Fund in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price Funds in accordance with the terms of the investment management and special servicing agreements. At December 31, 2019, approximately 37% of the outstanding shares of Spectrum Income Fund were held by the college savings plans.

As of December 31, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,416,637 shares of the Spectrum Growth Fund, representing 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Spectrum Funds, Inc. and
Shareholders of T. Rowe Price Spectrum Growth Fund, T. Rowe Price Spectrum
Income Fund, and T. Rowe Price Spectrum International Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Spectrum Growth Fund, T. Rowe Price Spectrum Income Fund, and T. Rowe Price Spectrum International Fund (constituting T. Rowe Price Spectrum Funds, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The funds’ distributions to shareholders included amounts as follows:

For taxable non-corporate shareholders, income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20% as follows:

For corporate shareholders, income qualifies for the dividends-received deduction as follows:

The funds will pass through foreign source income and foreign taxes paid, as follows:

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $614,000 of Spectrum Growth’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUNDS’ DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [189]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2001 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a) All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b) William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c) Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [189]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Spectrum Funds

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Spectrum Funds	Principal Occupation(s)

Christopher D. Alderson (1962) Vice President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Francisco M. Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Kimberly E. DeDominicis (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sébastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Charles M. Shriver, CFA (1967) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Toby M. Thompson, CFA, CAIA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Justin Thomson (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Vaselkiv (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,227,000 and $2,544,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 14, 2020